Viracta Therapeutics, Inc. August 2021 Exhibit 99.2

Forward Looking Statements This communication contains "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995, which are based on current expectations, estimates and projections based on information currently available to management of Viracta Therapeutics, Inc. (“Viracta” or the “Company”), including, without limitation, statements regarding: Viracta’s clinical development pipeline; the expected ability of Viracta to undertake certain activities and accomplish certain goals with respect to its clinical program in EBV+ lymphoma, EBV+ solid tumors, other virus-associated malignancies or its preclinical programs; the projected timeline of clinical development and other regulatory activities related to Viracta’s clinical program in EBV+ lymphoma, EBV+ solid tumors or other virus-associated malignancies, and expectations regarding future therapeutic and commercial potential with respect to Viracta’s clinical program in EBV+ lymphoma, EBV+ solid tumors or other virus-associated malignancies; the ability of Viracta to support multiple new drug application filings and approvals from the NAVAL-1 trial; the timing and details of the NAVAL-1 trial and the Phase 1b/2 trial in EBV+ solid tumors; the timing of updated date from the ongoing Phase 1b/2 trial in EBV+ lymphoma; the anticipated market opportunity and patient populations; the potential of Viracta’s synthetic lethality approach and Viracta's ability to expand the impact and broaden the reach of its therapeutic approach; Viracta’s expected cash forecast and runway into 2024; and other statements that are not historical facts. Risks and uncertainties related to Viracta that may cause actual results to differ materially from those expressed or implied in any forward-looking statement include, but are not limited to: Viracta’s ability to successfully enroll patients in and complete its ongoing and planned clinical trials; Viracta's plans to develop and commercialize its product candidates, including all oral combinations of nanatinostat and valganciclovir; the timing of initiation of Viracta's planned clinical trials; the timing of the availability of data from Viracta's clinical trials; the possibility that previous preclinical and clinical results may not be predictive of future clinical results; the timing of any planned investigational new drug application or new drug application; Viracta's plans to research, develop and commercialize its current and future product candidates; the clinical utility, potential benefits and market acceptance of Viracta's product candidates; Viracta's ability to identify additional products or product candidates with significant commercial potential; developments and projections relating to Viracta's competitors and its industry; the impact of government laws and regulations; Viracta's ability to protect its intellectual property position; and Viracta's estimates regarding future expenses, capital requirements and need for additional financing. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. If any of these risks materialize or underlying assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in Viracta’s most recent filings with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed with the SEC from time to time and available at www.sec.gov. The forward-looking statements included in this communication are made only as of the date hereof. Viracta  assumes no obligation and does not intend to update these forward-looking statements, except as required by law or applicable regulation.

Viracta Therapeutics: Introduction Viracta is a precision oncology company focused on the treatment of virus-associated malignancies Strong balance sheet Approximately $122.7 million in cash as of June 30, 2021, with projected runway into 2024 Expansion of clinical pipeline into EBV+ solid tumors in near-term IND cleared in July 2021; Phase 1b/2 trial expected to begin in H2 2021 Initiated NAVAL-1, a global pivotal clinical trial for R/R EBV+ lymphomas in Q2 2021 Unique single arm basket study with an adaptive design intended to support potential NDA filings across multiple EBV+ lymphoma subtypes currently enrolling Lead program in relapsed/refractory (R/R) EBV+ lymphoma completed enrollment of phase 2 clinical trial, demonstrating promising efficacy and safety; updated data in H2 2021 Preliminary ORR/CR of 80%/40% in T/NK-NHL (n=10) & 67%/33% in DLBCL (n=6) Novel “kick and kill” oral therapy with a combination of nanatinostat (Nstat) and valganciclovir (VGCV) selectively targets EBV+ cancer cells EBV: Epstein-Barr virus; R/R: Relapsed/refractory

Epstein-Barr Virus (EBV): A High Global Cancer Priority

There are currently no approved therapies for EBV$^+$ malignancies

EBV: A *Herpes* family virus affecting a majority of the population

- Persists as a life-long latent infection, remaining dormant within cell nuclei
- Latency confers resistance to anti-viral therapies and facilitates evasion of immune detection

EBV is classified as a Group 1 human carcinogen

- Etiologically linked to a variety of human cancers, representing ~310,000 new cases each year of lymphoma, NPC and GC

EBV$^+$ cancers represent a pressing unmet need

- Poor prognosis with no approved therapies for EBV$^+$ malignancies
- Responsible for estimated 180,000 cancer deaths each year*


EBV
genome

EBV infects cells

Latent infection established in subset of cells

Latently infected cells evade immune detection and become malignant

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*Wu L, et al. Exp. Therapeutic Med. 15: 3687, 2018; Kahn,G, et al. BMJ 10:1136, 2020. NPC: Nasopharyngeal carcinoma; GC: Gastric cancer

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EBV is latent in cancer cells and viral kinase genes are silenced epigenetically. Valganciclovir, an antiviral prodrug of ganciclovir (GCV), is inactive in the absence of the expression of viral protein kinase Nanatinostat selectively and potently induces expression of EBV kinase genes which can activate GCV and convert it to its cytotoxic form The cytotoxic GCV then inhibits DNA replication, causing apoptosis in EBV+ cancer cells; this combination approach is a form of synthetic lethality Viracta’s Oral “Kick and Kill” Approach Selectively Targets EBV+ Cancer Cells THE KICK THE KILL LATENCY

INDICATION PRECLINICAL EARLY-STAGE CLINICAL LATE-STAGE CLINICAL REGULATORY SUBMISSION Nanatinostat + Valganciclovir EBV+ Lymphoma Nanatinostat + Valganciclovir EBV+ Solid Tumors Other Virus-associated Malignancies (CMV, HHV6, HPV) VRx-510* PDK-1 Inhibitor Oncology – multiple undisclosed indications Pipeline Innovative approaches to virus-associated and other cancers NAVAL-1 Pivotal Trial: Enrolling Initiation of Phase 1b/2 Trial Expected 2H 2021 *Formerly SNS-510

EBV+ Lymphoma Program

EBV: Prognostic Significance and Detection EBV encoded RNA in situ hybridization (EBER-ISH): Validated assay Standardized and easy to administer Directly detects EBV in cancerous cells Dark blue: EBV genome DLBCL Plasmablastic NK/T EBV positivity correlates with shortened survival in DLBCL, PTCL and HL: Standard of care can extend survival in EBV-negative lymphomas, but is not as effective in those that are EBV+ DLBCL PERIPHERAL T CELL LYMPHOMA Source: Lu TX, et al. Sci Rep 5,12168, 2015; Haverkos BM et al. Int J Cancer. 2017, Kanakry JA, et al. Blood. 2013. DLBCL: Diffuse large B cell lymphoma; PTCL: Peripheral T cell lymphoma; HL: Hodgkin lymphoma

CYCLE 2 28 Days VT3996-201 Phase 1b/2 Trial of Nstat/VGCV in R/R EBV+ Lymphoma Endpoints: Response rate (ORR by PET-CT; Lugano 2014), response duration, safety, clinical benefit rate (CBR) Open-label, dose escalation/expansion study of oral Nstat+VGCV combination in patients with recurrent EBV+ lymphoma Dose-ranging Phase 1b (N=25) identified Recommended Phase 2 Dose (RP2D) RP2D = Nstat 20mg PO days 1-4/wk + VGCV 900mg PO QD Phase 2 expansion cohort enrollment completed (N=30) in the US and Brazil CYCLE 1 28 Days PET-CT CYCLE 3 28 Days CYCLE 4 28 Days Continued until disease progression or withdrawal PET-CT PET-CT

Promising Activity in Heavily Pre-treated, Refractory EBV+ Lymphomas Subtype Enrolled (n) Evaluable (n) B-NHL 10 (22%) 9 DLBCL 7 CR (2), PR (2), SD (2) Other B Cell 3 PD (3) T-NHL 15 (33%) 10 ENKTL 6 CR, PR (3), PD PTCL, NOS 3 CR, PR AITL 5 CR (2) CTCL 1 PD Immunodeficiency-associated 13 (28%) 10 PTLD 4 CR, PD (2) Other  [SLE (2), CVID (1), PI (1)] 4 CR, PR, PD HIV-associated  [plasmablastic (2), DLBCL (2), HL (1)] 5 PD (4) Hodgkin 8  (17%) 6 - SD (3), PD (3) Total 46 35 B cell ORR 4/9 (44%) CR 2/9 (22%) T cell ORR 8/10 (80%) CR 4/10 (40%) IA-LPD ORR 3/10 (30%) CR 2/10 (20%) Patients receiving ≥2 prior therapies 76% Patients refractory to most recent therapy 80% Patients that exhausted all standard therapies 80% As of October 27, 2020

Response Duration for All Evaluable Patients (N=35) Time, months B-NHL T/NK-NHL IA-LPD Hodgkin 2 4 6 8 10 12 14 16 18 Withdrawn for autoSCT Withdrawn for autoSCT Withdrawn for CAR-T cell therapy ENKTL T-NHL By lymphoma subtype As of October 27, 2020

Phase 1b (n=25) Phase 2 (n=21) All G3/4 All G3/4 Thrombocytopenia 13 (52%) 8 (32%) 5 (24%) 3 (14%) Nausea 10 (40%) 0 7 (33%) 2 (10%) Neutropenia 9 (36%) 7 (28%) 6 (29%) 6 (29%) Anemia 9 (36%) 5 (23%) 5 (24%) 5 (24%) Lymphopenia 6 (24%) 5 (23%) 4 (19%) 3 (14%) Leukopenia 5 (20%) 3 (12%) 4 (19%) 2 (10%) Acute kidney injury 5 (20%) 3 (12%) 1 (5%) 1 (5%) Febrile neutropenia 2 (8%) 2 (8%) 3 (14%) 3 (14%) Hypokalemia 2 (8%) 1 (4%) 3 (14%) 1 (5%) Urinary tract infection 3 (12%) 1 (4%) 2 (10%) 1 (5%) Hypertension 3 (12%) 2 (8%) - - Pneumonia 1 (4%) 1 (4%) 2 (10%) 1 (5%) RP2D has a Favorable Safety Profile Oral regimen was generally well-tolerated The most common G3/4 AEs were reversible cytopenias Serious adverse events (SAEs) occurring in ≥2 patients were febrile neutropenia and pneumonia (both n=2) No study drug related deaths occurred in the treatment period Potential for combining with other chemo-and/or immunotherapies Grade 3/4 AEs in ≥2 patients As of October 27, 2020

VT3996-201 Phase 1b/2 Study: Key Findings Nstat/VGCV at the RP2D has promising activity and is well tolerated in refractory EBV+ lymphomas ORR: 80% in EBV+ T cell lymphomas (n=10) 44% in EBV+ B cell lymphomas (n=9) (including 4 of 6 responses in DLBCL patients) Multiple complete responses observed in DLBCL (2 primary refractory patients), T/NK cell and immunodeficiency-associated lymphomas Clinical Benefit: 3 patients proceeded to ASCT (2) or CAR-T (1) Safety: Generally well-tolerated; most common G3/4 AEs were reversible cytopenias Potential for combining with other chemo- and/or immunotherapies Median DOR is 10.4 months Durable responses observed across all subtypes Updated Phase 2 data presented at ASH 2020 As of October 27, 2020

SMILE (L-asparaginase-containing) plus radiotherapy (1st Line), ASCT (2nd line); refractory to last therapy Relapses post- SMILE regimen generally have a poor prognosis, with a median overall survival of 4-6 months Patient was being considered for palliative care Partial remission 1.9 months after start of oral Nstat + VGCV CHOEP regimen (1st line); romidepsin/ASCT (2nd line); romidepsin (3rd line) with disease progression at 5 months Durable PR on oral Nstat + VGCV (10.6 months) CASE STUDY 37 y.o. female, extranodal NK/T-cell Lymphoma (ENKTL) Refractory to 2nd line autologous stem cell transplantation; durable response >13 months and counting CASE STUDY 58 y.o. male, peripheral T cell lymphoma (PTCL) Durable PR after prior HDACi therapy and autologous stem cell transplantation 01 02 Case Studies HDACi: HDAC inhibitor; ASCT: Autologous stem cell transplantation; Nstat: Nanatinostat; VGCV: Valganciclovir; CHOEP: CHOP, etoposide

Key FDA Regulatory Milestones Achieved End of Phase 2 Meeting (November 2020) Obtained alignment on the design of Viracta’s Phase 2 pivotal study; a single arm basket study with an adaptive design in patients with relapsed/ refractory EBV+ lymphomas. Fast Track Designation (November 2019) For the treatment of relapsed/refractory EBV+ lymphoid malignancies Orphan Drug Designations granted for Nstat/VGCV for treatment of: T-cell lymphoma - 2020 Post-transplant lymphoproliferative disorder (PTLD) - 2019 Plasmablastic lymphoma - 2019

ORR/DoR from Single Arm Studies in R/R Lymphoma Receiving Accelerated Approval Nstat/VGCV comparison to lymphoma drugs receiving accelerated approval ORR and DoR for Nstat/VGCV in EBV+ lymphoma compare favorably with other accelerated approvals in various R/R lymphomas Objective Response Rate Median Duration of Response (months) pralatrexate selinexor romidepsin zanubrutinib ibrutinib axicabtagene duvelisib Brentuximab vedotin bendamustine tazemetostat (WT) copanlisib bortezomib belinostat vorinostat Nstat/VGCV EBV+ B cell tafasitamab/lenalidomide Teal T cell lymphomas Red DLBCL (Kymriah® ORR 50%; mDoR NR) Blue Other lymphomas Orange Preliminary response data for Nstat/VGCV in T cell and B cell NHL Bubbles represent ORR/DoR for single-arm accelerated approvals: Nstat: Nanatinostat; VGCV: Valganciclovir; ORR: Objective response rate; DoR; Duration of response; mDoR: Median DoR; NHL: Non-Hodgkin lymphoma; R/R Relapsed/refractory; NR: Not reached

NAVAL-1 Pivotal Phase 2 EBV+ Lymphoma Trial

Global, multicenter basket study with an adaptive Simon 2-stage design

Patient population:

- Relapsed/refractory EBV+ lymphoma with ≥ 2 prior therapies and no curative options (n=140)
  - Extranodal NK/T cell lymphoma ≥1 prior therapy

Primary objective:

- To evaluate the anti-tumor activity of Nstat with VGCV based on objective tumor response rates

Potential to expand promising cohorts



Stage 1
Multiple lymphoma subtypes
Stage 2
EBV+ DLBCL, NOS
Peripheral T cell
Extranodal NK/T
HIV-associated
PTLD
Hodgkin
Other
Expand subtypes meeting efficacy threshold
Further expansion of promising subtypes may support registration

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Encouraging Feedback from Physician/KOL and Payor Primary Market Research for Viracta’s Differentiated Approach in EBV+ Lymphoma KOL/Payer TPP Reaction: Unmet Need 10%-15% of all lymphomas are EBV-associated in US ~10,000 EBV+ Lymphoma/year in US ~3,000 EBV+ DLBCL ~1,200 EBV+ PTCL ~500 EBV + ENKTL ~1,100 EBV + HIV Lymphoma ~1,000 EBV+ PTLD ~3,200 EBV + Hodgkin EBV positivity adversely affects the clinical outcome of patients with a variety of lymphoma subtypes EBV Testing Familiarity with EBV-associated cancers is not yet universal; opportunity to drive significant awareness Opportunity to increase testing in community clinics Testing rates could reach >90% within 2 years of NSTAT-VGCV launch Forecast Potential upside in share of EBV+ patients, duration of therapy, and price Opportunity for long-term upside: Other EBV+ malignancies Earlier LoT/combination Increased testing rates Potential NSTAT-VGCV Utilization Positive perceptions of NSTAT/VGCV by KOL/physicians and Payors due to novel MOA, promising preliminary clinical efficacy and safety data, and convenient oral dosing Strong interest in earlier LoT, combination use, mostly for DLBCL Source: 2021 Nanatinostat-VGCV Market Assessment; Epidemiology of Epstein-Barr virus Associated Cancers in the US, Tessellon, Inc., 2020 LoT: Line of therapy; TPP: Target Product Profile

EBV+ Solid Tumor Program

Preclinical Proof of Concept for Nstat & VGCV Combination in Solid Tumors



% Tumor Mass
140
120
100
80
60
40
20
0
***
**
***
***
Tumor:
EBV- NPC (HONE1)
EBV+ NPC (HA)
EBV+ NPC (C666-1)
EBV+ GC (SNU-719)
Control
GCV
Romidepsin
Romidepsin + GCV

Annual incidence of nasopharyngeal carcinoma (NPC) and gastric carcinoma (GC): ~218,000 (global) and ~5,500 (N. America)

High unmet need exists, especially for R/R disease

Efficacy of combination approach was initially reported in murine models of EBV^+ NPC and GC using a first generation intravenous (iv) HDACi + iv ganciclovir*

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*Hui KW, et al. Int J Cancer:138.125-136 (2016); Epidemiology of Epstein-Barr virus Associated Cancers in the US, Tessellon, Inc., 2020; Kahn,G, et al. BMJ 10:1136,2020
R/R: Relapsed/refractory; HDACi: HDAC inhibitor: GCV: Ganciclovir

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Induction by Nstat of EBV Protein Kinase in Tumor Cells and Tissue Uptake of Nstat in Xenograft tumors in Mice Phase 1b/2 study in EBV+ solid tumors planned to start in H2 2021 Induction by Nstat of EBV Protein Kinase RNA in SNU-719 EBV+ Gastric Carcinoma Cell Line High Tumor Uptake of Nstat in a Murine Xenograft Tumor Model Nstat (50 mg/kg dose) Moffat, et al. J. Med Chem. 53: 24, 2010.; Nstat: Nanatinostat

VT3996-301 Phase 1b/2 Study in EBV+ Solid Tumors Study will evaluate the safety and preliminary activity of nanatinostat & VGCV alone and in combination with pembrolizumab Patient population: N = up to 88 patients Phase 1b: Dose selection: EBV+ recurrent/metastatic nasopharyngeal carcinoma (RM-NPC) Dose expansion: Other recurrent EBV+ solid tumors Phase 2: EBV+ RM-NPC Endpoints: Phase 1b: Dose limiting toxicities Phase 2: ORR by RECIST Secondary: Safety, efficacy, PK Phase 1b dose expansion Other EBV+ solid tumors (gastric cancer, lymphoepithelioma, leiomyosarcoma) N = up to 10 patients Nstat/VGCV Phase 2 EBV+ RM-NPC N= 60 patients Nstat/VGCV ± anti-PD-1 Phase 1b dose escalation EBV+ RM-NPC N= up to 18 patients Establish Phase 2 Dose

EBV+ Malignancy Estimated Addressable Market for Lymphoma, Nasopharyngeal Cancer (NPC) and Gastric Carcinoma (GC) Annual Incidence Source:; Kahn,G, et al, BMJ 10: 1136, 2020; Epidemiology of EBV-associated Cancers in the US by Tessellon, July 2020 Global Market by Region (est.) N. America:17,000 Europe: 43,000 Asia: 199,000 ROW: 51,000 Total 310,000

Key Recent and Upcoming Milestones Initiation of NAVAL-1, a global pivotal clinical trial for R/R EBV+ lymphomas ✓ EXPECTED IN H1 2021 (Completed) Clearance of EBV+ solid tumor IND EXPECTED IN MID-2021 (Completed) EXPECTED IN H2 2021 Updated data from the Phase 1b/2 VT3996-201 study in R/R EBV+ lymphoma 01 Initiate global phase 1b/2 trial in advanced EBV+ solid tumors EXPECTED IN H2 2021 02 R/R: Relapsed/refractory ✓

Leadership Team Ayman Elguindy, PhD Chief Scientific Officer Michael Mueller VP, Legal Affairs & General Counsel Hybritech Ivor Royston, MD President and Chief Executive Officer Lisa Rojkjaer, MD Chief Medical Officer Cheryl Madsen Senior VP, Regulatory Affairs Shelly Vandertie VP, Finance Daniel Chevallard, CPA Chief Operating Officer & Chief Financial Officer Biljana Nadjsombati, PharmD VP, Pharmaceutical Development Mark McCamish, MD, PhD Strategic Advisor Patric Nelson, MBA Senior VP, Business Dev. & Corporate Strategy Robert McRae VP, Operations & Strategic Alliances

Viracta Therapeutics: Investment Thesis Contact Us: info@viracta.com Focused on addressing an unmet medical need and significant global market with a novel targeted therapeutic approach that represents a new MOA for the treatment EBV-associated cancers Promising efficacy and safety from early clinical trials in advanced EBV+ lymphomas with poor prognosis Conducting a global pivotal study for the treatment of EBV+ lymphoma to support potential accelerated approval for patients with relapsed/refractory disease Expansion into EBV+ solid tumors with global phase 1b/2 clinical trial expected to begin in H2 2021; IND cleared in July 2021 Strong balance sheet with projected runway into 2024 Strong IP estate with protection to 2040

Appendix

Viracta Therapeutics, Inc. - Formation & Financing History

2015

Viracta Therapeutics seeded (Series A) by Latterall Venture Partners & Forward Ventures

Issued patent for Viral Gene Activation

2016

Acquired CHR-3996 (now Nanatinostat) from Chroma Therapeutics in exchange for equity in Viracta (for all uses in all geographies)

2017

Series B Financing ($9M)

2018

First Patient Enrolled in EBV^+ Lymphoma Phase 1b/2

Series C Financing ($10M)

Salubris partnership for China

2019

Fast Track Designation granted
Orphan Drug Designations (3)

Ph1b data presented at ASH oral session

Series D Financing ($17M)

2020

T cell lymphoma ODD

EOP2 Meeting w FDA

Series E Financing ($40M)

Announced Merger with Sunesis and $65M Concurrent Financing

2021

Closed merger;
NASDAQ: VIRX

Initiated EBV^+ lymphoma pivotal study (Q2 2021)

Initiate EBV^+ solid tumor Ph1b/2 (expected H2 2021)

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Board of Directors and Scientific Advisory Board Scientific and Clinical Advisors Roger J. Pomerantz, MD Chairman of the Board President, Chief Executive Officer & Chairman of the Board, ContraFect Corporation Ivor Royston, MD President and Chief Executive Officer, Viracta Tom Darcy Chairman of the Audit Committee Audit Partner, PricewaterhouseCoopers (Retired) Michael Huang, MBA Managing Partner, Taiwania Capital Douglas Faller, MD, PhD Scientific Founder & Chairman, Scientific Advisory Board, former Cancer Center Director & Vice Chairman of the Division of Medicine, Boston University Robert Baiocchi, MD, PhD Associate Professor, Associate Director for Translational & Clinical Science in the Division of Hematology, The Ohio State University Corey Casper, MD, MPH Chief Medical Officer at Infectious Disease Research Institute (IDRI), Co-Director of University of Washington/Fred Hutch Center for AIDS Research Charles Cobbs, MD Director of the Ivy Center for Advanced Brain Tumor Treatment, Swedish Neuroscience Institute, Seattle Carl June, MD Professor in Immunotherapy, Pathology & Laboratory Medicine Director, Center for Cellular Immunotherapies Director, Parker Institute for Cancer Immunotherapy, University of Pennsylvania Ronald Levy, MD Professor & Director of the Lymphoma Program at Stanford University School of Medicine; member of the National Academy of Medicine and the National Academy of Sciences Pierluigi Porcu, MD Director of the Hematologic Malignancies and Hematopoietic Stem Cell Transplantation Division in the Department of Medical Oncology for Sidney Kimmel Cancer Center at Thomas Jefferson University Hao Shen, PhD Professor of Microbiology, University of Pennsylvania Daniel Von Hoff, MD Physician in Chief, Distinguished Professor, Translational Genomics Research Institute (TGen), Phoenix AZ Chief Scientific Officer, US Oncology Research Lawrence Young, PhD Vice President & Director of the Warwick Cancer Research Centre at University of Warwick, UK Board of Directors Samuel Murphy, PhD CEO, Salubris Biotherapeutics, Inc.; VP and Head of Int’l Business Development, Salubris Pharmaceuticals Nicole Onetto, MD Professional Director Stephen Rubino, PhD, MBA Chief Business Officer, Celyad Oncology SA Barry Simon, MD President and CAO, NantKwest Gur Roshwalb, MD, MBA Managing Director, aMoon

EBV

Pleiotropic Roles in Oncogenesis



EBV
LMP-1
LMP-2
EBNA2
EBNALP
EBNA3B
EBNA3A
EBNA3C
vIL-10
LMP-1
LMP-1
Immune Modulation
Apoptosis Regulation
Proliferation
Genetic Instability

LMP-1: Inhibits p53; upregulates bcl2; Upregulates NF-kB

EBNA2: Upregulates c-myc

EBNA3: Inhibits RB & p53

BHRF1 is bcl2 homologue	inhibit apoptosis
BCRF1 mimics IL-10	suppress T cells
Induction of PDL1	suppress T cells

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McLaughlin-Drubin, M.E. & Munger K; Biochem Biophys Acta, 2008

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Patients with recurrent EBV+ lymphomas need more treatment options

Accelerated approval path available given lack of options for patients

Subtypes	1st Line SoC	2nd Line Options	Limitations of Current Treatment Paradigm
DLBCL	R-CHOP	TL or Salvage ChemoRx + ASCT	Outlook for refractory patients is bleak CAR-T for 3rd line
Peripheral T-cell Lymphoma/AITL	CHO(E)P or BV+CHP for CD30+	HDACi, BV, or Salvage ChemoRx	High unmet need with lack of standard of care in R/R disease Clinical trial preferred for 1L and R/R disease (less responsive to CHOP)
Extranodal NK/ T cell Lymphoma	L-asparaginase-based (SMILE)+/- radiotherapy	Salvage ChemoRx+ ASCT, anti-PD1, Trial	Dismal prognosis if R/R to L-asparaginase-based Rx (mOS ~5 mos) Clinical trial preferred for R/R disease
Post-transplant Lymphoma (PTLD)	Immunosuppression, rituximab, or R-CHOP	Rituximab or R-CHOP	Clinical trial preferred for R/R disease
Hodgkin Lymphoma	ABVD	BV +/- anti-PD1 or ASCT	No preferred therapy for R/R HL Higher treatment-related mortality in older patients Outcomes are uniformly poor for R/R disease

Therapy abbreviations

ABVD	adriamycin, bleomycin, vinblastine, dacarbazine
ASCT	autologous stem cell transplant
BV	brentuximab vedotin
CHP	cyclophosphamide, doxorubicin, prednisone
R-CHOP	rituximab, cyclophosphamide, doxorubicin, vincristine, prednisone
CHOEP	CHOP, etoposide
SMILE	dexamethasone, methotrexate, ifosfamide, L-asparaginase, etoposide
TL	tafasitamab, lenalidomide
ChemoRx	chemotherapy

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Median duration of response (n=15) Time, months Event-free probability Median duration of response: 10.4 months As of October 27, 2020

Viracta’s Synthetic Lethality Approach is Protected by a Strong IP Portfolio Granted patents provide protection into at least 2040 2005 2010 2020 2025 2030 2035 2040 2045 2000 Expiration January 2027 (Including Patent Term Adjustment) Expiration May 2040 2015 Additional intellectual property (IP) protection Additional pending applications cover key dose ratios, co-packaging, dosing amounts, and fixed dose combinations Eligible for Patent Term Extension upon approval in the US Eligible for 7 years of market exclusivity upon approval in the US based on 4 granted Orphan Drug designations Eligible for 8+2+1 years data exclusivity in Europe Eligible for 6 months pediatric exclusivity, which is stackable to all other exclusivities Nstat Composition of Matter US 7,932,246 (Granted) Methods of treatment with Nstat + VGCV 10,857,152 (Granted) Nstat + VGCV Dosing Schedule US 10,953,011 (Granted) Expiration March 2031

15-20% of Cancers Worldwide Contain Latent Viral Genomes

Viral Infections and Cancer


Liver cancer
Cervical, oropharyngeal cancer
Glioblastoma
Merkel cell carcinoma
Core, N53, NS5A
E6, E7
IE, UL76
LT, sT
HCV
HPV
CMV
MCV
Viral Infection & Cancer
B & T cell lymphoma, nasopharyngeal & gastric carcinoma
LMP1, EBNA2 & 3C
EBV
KSHV
LANA, viRF, vCyclin
Kaposi's sarcoma, etc.
JCV
HTLV
BKV
Tag, tAg
Tax
Tag, tAg
Prostate and colon tumors
Adult T-cell leukemia
Prostate and brain tumors

Viral Genomes

Oncogenic Proteins

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